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                                                                   EXHIBIT 10.18

THIS INSTRUMENT PREPARED BY:                 INSTR # 2001189640
ROBERT O. SAMMONS                            OR BK 04836 PG 1039
FLOYD & SAMMONS, P.A.                        RECORDED 10/30/2001 03:34 PM
1552 Sixth Street                            RICHARD M. WEISS CLERK OF COURT
Winter Haven, FL 33880                       POLK COUNTY
ATTORNEY FOR GRANTOR                         DOC TAX PD(F.S. 201.02)   2,100.00
                                             DEPUTY CLERK B NORRELL
RETURN TO:
ROBERT O. SAMMONS
1552 SIXTH STREET SE
WINTER HAVEN, FL 33880

         THIS DEED IN LIEU OF FORECLOSURE made the 29 day of October, 2001 by TOHO HOLDINGS, INC., A FLORIDA CORPORATION, hereinafter referred to as grantor whose address is 3650 Cypress Gardens Boulevard, Winter Haven FL 33880, and FIDRA HOLDINGS, INC., A LIMITED PARTNERSHIP FORMED UNDER THE LAWS OF _______,
whose federal taxpayer identification number is (        ) and whose address is
Suite 1, West Bay Street, P. O. Box CB-11728, Nassau Bahamas, hereinafter referred to as grantee:

         WITNESSETH: Thai the grantor, for and in consideration of the sum of $10.00, receipt of which is hereby acknowledged, hereby grants, bargains, sells, aliens, remises, releases, conveys and confirms unto the grantee, all that certain land situate in POLK County Florida, viz:

         Commence at the intersection of the North right-of-way of Interstate No. 4 and the West boundary of Section 11, Township 27 South, Range 24 East, Polk County, Florida, run thence North 72 degrees 50'19" East, along said right-of-way a distance of 750.00 feet, thence leaving said right-of-way run due North a distance of 763.49 feet for the Point of Beginning, thence continue North a distance of 719.09 feet to a point lying on the southerly right-of-way of S.R. 33; thence run North
         70 degrees 50'50" East, along said right-of-way a distance of 150 feet, thence leaving said right-of-way run South 00 degrees 00'06" West, a distance of 763.33 feet, thence run North 89 degrees 50'54" West a distance of 143.32 feet to said Point of Beginning.

         Tax Identification Number: 112724-000000-043060

         This deed was prepared based upon information provided by the grantor. NO title insurance or other title assurance was requested or given.

         TOGETHER with all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining.

         TO HAVE AND TO HOLD, the same in fee simple forever.

         THIS DEED IS GIVEN IN LIEU OF FORECLOSURE of that mortgage between the Grantor and Grantee, dated December 13, 1999, and recorded on January 12, 2000 in O. R. Book 4385, page1110, of the public records of Polk County, Florida. This deed is an absolute conveyance and Grantor retains no interest in the property whatsoever. It is the intent of the Grantee that the Grantee's interest as a mortgagee under the mortgage and the fee simple ownership in the property shall not merge unless and until the Grantee executes a warranty deed conveying the property without exception for the mortgage, or records an affidavit expressly stating an intent to merge those interests.

         IN WITNESS WHEREOF, the said grantor has signed and sealed these presents the day and year first above written.

Witnesses as to grantor:

/s/ Robert Sammons                           Toho Holdings, Inc.
----------------------------------
(witness signature) Robert Sammons

witness print name:

/s/ Helen Taillefer                          By: /s/ Frank Dolney
--------------------------                       ------------------------
  (witness signature)                        Frank Dolney, president

witness print name: Helen Taillefer

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SATE OF FLORIDA                                      POLK OR BK 04836    PG 1040
COUNTY OF POLK

The foregoing instrument was acknowledged before me this 29 day of October, 2001 by Frank Dolney, as president of Toho Holdings, Inc. on behalf of the corporation. Frank Dolney is personally known to me or who has produced a driver's license as identification and who did take an oath.

                                            /s/ Robert D. Sammons
                                            ------------------------------
My Commission Expires:                      Notary Public, state of
                                            Florida, at large
                                            print name:

                                            [STAMP OF ROBERT O. SAMMONS]

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